                 AmeriCredit Automobile Receivables Trust 1998-A
                       Class A-1 5.560% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 5.880% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginn   04/01/98
Monthly Period Ending   04/30/98

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
      A.   Beginning of period Aggregate Principal Balance                                                          $352,075,044
                                                                                                                    ------------
      B.   Purchase of Subsequent Receivables                                                                         65,000,712
                                                                                                                    ------------

      C.   Monthly Principal Amounts
           (1)     Collections on Receivables outstanding
                    at end of period                                                                  10,076,342
                                                                                                    ------------
           (2)     Collections on Receivables paid off
                    during period                                                                      1,849,339
                                                                                                    ------------
           (3)     Receivables becoming Liquidated Receivables
                    during period                                                                        338,016
                                                                                                    ------------
           (4)     Receivables becoming Purchased Receivables
                    during period
                                                                                                    ------------
           (5)     Cram Down Losses occurring during period
                                                                                                    ------------
           (6)     Other Receivables adjustments                                                         278,101
                                                                                                    ------------
           (7)     Less amounts allocable to Interest                                                 (6,058,741)
                                                                                                    ------------
           Total Monthly Principal Amounts                                                                             6,483,057
                                                                                                                    ------------
      D.   End of period Aggregate Principal Balance                                                                $410,592,699
                                                                                                                    ------------
                                                                                                                    ------------
      E.   Pool Factor                                                                                                96.610049%
                                                                                                                    ------------
                                                                                                                    ------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                  Class A-1         Class A-2         Class A-3         TOTAL
                                                                  ---------         ---------         ---------         -----
      A.   Beginning of period Note Balance                      $85,468,125      $200,000,000      $128,000,000    $413,468,125
                                                                 ---------------------------------------------------------------
      B.   Noteholders' Principal Distributable Amount             6,483,057                 0                 0       6,483,057
      C.   Noteholders' Accelerated Principal Amount               3,179,486                 0                 0       3,179,486
      D.   Accelerated Payment Amount Shortfall                       55,963                 0                 0          55,963
      E.   Note Prepayment Amount                                         11                 0                 0              11
      F.   Deficiency Claim Amount                                         0                 0                 0               0
                                                                 ---------------------------------------------------------------
      G.   End of period Note Balance                            $75,749,608      $200,000,000      $128,000,000    $403,749,608
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------
      H.   Note Pool Factors                                      78.092379%       100.000000%       100.000000%      94.999908%
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------

                                       1


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:
      A.   Beginning of period Pre-Funding Account balance                                                           $65,000,723
                                                                                                                    ------------
      B.   Purchase of Subsequent Receivables                                                        (65,000,712)
                                                                                                    ------------
      C.   Investment Earnings                                                                           429,573
                                                                                                    ------------
      D.   Investment Earnings Transfer to Collections Account                                          (429,573)
                                                                                                    ------------
      E.   Payment of Mandatory Prepayment Amount                                                            (11)
                                                                                                    ------------
                                                                                                                     (65,000,723)
                                                                                                                    ------------
      F.   End of period Pre-Funding Account balance                                                                          $0
                                                                                                                    ------------
                                                                                                                    ------------
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
      A.   Total Monthly Principal Amounts                                                                            $6,483,057
                                                                                                                    ------------
      B.   Required Pro-forma Security Balance                                                       369,533,429
                                                                                                    ------------
      C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)     406,985,068
                                                                                                    ------------
      D.   Step-down Amount  (B. - C.)                                                                                         0
                                                                                                                    ------------
      E.   Principal Distributable Amount  (A.- D.)                                                                   $6,483,057
                                                                                                                    ------------
                                                                                                                    ------------
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
      A.   Beginning of period Capitalized Interest Account balance                                                     $125,040
                                                                                                                    ------------
      B.   Monthly Capitalized Interest Amount                                                                 0
                                                                                                    ------------
      C.   Investment Earnings                                                                               725
                                                                                                    ------------
      D.   Investment Earnings Transfer to Collections Account                                              (725)
                                                                                                    ------------
      E.   Payment of Overfunded Capitalized Interest Amount                                                   0
                                                                                                    ------------
      F.   Payment of Remaining Capitalized Interest Account                                            (125,040)
                                                                                                    ------------
                                                                                                                        (125,040)
                                                                                                                    ------------
      G.   End of period Capitalized Interest Account balance                                                                 $0
                                                                                                                    ------------
                                                                                                                    ------------
VI.   RECONCILIATION OF COLLECTION ACCOUNT:
      A.   Available Funds:
           (1)     Collections on Receivables during period
                    (net of Liquidation Proceeds)                                                    $11,925,681
                                                                                                    ------------
           (2)     Liquidation Proceeds collected
                    during period                                                                        108,960
                                                                                                    ------------
           (3)     Purchase Amounts deposited in Collection
                    Account
           (4)(a)     Investment Earnings - Collection Account                                            34,053
                                                                                                    ------------
              (b)     Investment Earnings - Transfer From Prefunding Account                             429,573
                                                                                                    ------------
              (c)     Investment Earnings - Transfer From Capitalized Interest Account                       725
                                                                                                    ------------
           (5)     Collection of Supplemental Servicing Fees
              (a)     Extension Fees                                                                       2,909
                                                                                                    ------------
              (b)     Repo and Recovery Fees Advanced                                                     15,915
                                                                                                    ------------
              (c)     Other Fees                                                                          29,882
                                                                                                    ------------
           (6)     Monthly Capitalized Interest Amount                                                         0
                                                                                                    ------------
           (7)     Mandatory Prepayment Amount
                                                                                                    ------------
           Total Available Funds                                                                                      12,547,698
                                                                                                                    ------------
      B.   Distributions:
           (1)     Base Servicing Fee and Supplemental Servicing Fees
              (a)     Base Servicing Fee                                                                 743,119
                                                                                                    ------------
              (b)     Repo and Recovery Fees                                                              15,915
                                                                                                    ------------
              (c)     Other Fees                                                                          29,882
                                                                                                    ------------
           (2)     Agent fees                                                                              2,207
                                                                                                    ------------
           (3)     Noteholders' Interest Distributable Amount
              (a)     Class A - 1                                                                        382,802
                                                                                                    ------------
              (b)     Class A - 2                                                                        934,395
                                                                                                    ------------
              (c)     Class A - 3                                                                        627,200
                                                                                                    ------------
           (4)     Noteholders' Principal Distributable Amount
              (a)     Class A - 1                                                                      6,483,057
                                                                                                    ------------
              (b)     Class A - 2                                                                              0
                                                                                                    ------------
              (c)     Class A - 3                                                                              0
                                                                                                    ------------
           (5)     Security Insurer Premiums                                                             149,635
                                                                                                    ------------
           Total distributions                                                                                         9,368,212
                                                                                                                    ------------
      C.   Excess Available Funds  (or Deficiency Claim Amount )                                                       3,179,486
                                                                                                                    ------------
      D.   Noteholders' Accelerated Principal Amount                                                                  (3,179,486)
                                                                                                                    ------------
      E.   Deposit to Spread Account                                                                                          $0
                                                                                                                    ------------
                                                                                                                    ------------

                                       2

VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
      A.   Excess Available Funds  (VI.C.)                                                            $3,179,486
                                                                                                    ------------
      B.   Pro Forma Security Balance (II.A.-II.B.)                                                  406,985,068
                                                                                                    ------------
      C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                  369,533,429
                                                                                                    ------------
      D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                                37,451,639
                                                                                                    ------------
      E.   End of Period Class A-1 Note Balance (before accel. payments)                              78,985,057
                                                                                                    ------------
      F.   Greater of D. or E.                                                                        78,985,057
                                                                                                    ------------
      G.   Accelerated Principal Amount (lesser of  A. or F.)                                                         $3,179,486
                                                                                                                    ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL:
      A.   Pro Forma Security Balance                                                               $406,985,068
                                                                                                    ------------
      B.   Required Pro Forma Security Balance                                                       369,533,429
                                                                                                    ------------
      C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                                37,451,639
                                                                                                    ------------
      D.   End of Period Class A-1 Note Balance (before accel. payments)                              78,985,057
                                                                                                    ------------
      E.   Greater of C. or D.                                                                        78,985,057
                                                                                                    ------------
      F.   Excess Available Funds (VI.C.)                                                              3,179,486
                                                                                                    ------------
      G.   Investment Earnings on Collection Account                                                      34,053
                                                                                                    ------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                          $75,839,624
                                                                                                                    ------------
IX.   RECONCILIATION OF SPREAD ACCOUNT:
      A.   Beginning of period Spread Account balance                                                                $10,799,978
                                                                                                                    ------------
      B.   Additions to Spread Account
           (1)      Deposits from Collections Account (VI. E.)                                                 0
                                                                                                    ------------
           (2)      Investment Earnings                                                                   55,964
                                                                                                    ------------
           (3)      Deposits Related to Subsequent Receivables Purchases                               1,950,021
                                                                                                    ------------
           Total Additions                                                                                             2,005,985
                                                                                                                    ------------
      C.   Less Deficiency Claim Amount
                                                                                                                    ------------
      D.   Spread Account balance available for withdrawals                                                           12,805,963
                                                                                                                    ------------
      E.   Requisite Amount of Spread Account
           (1)     Initial Spread Account Deposit                                                     $9,749,989
                                                                                                    ------------
           (2)     Subsequent Spread Account Deposits                                                  3,000,011
                                                                                                    ------------
           (3)     Total Initial & Subsequent Spread Account Deposits (1)+(2)                         12,750,000
                                                                                                    ------------
           (4)     $100,000                                                                              100,000
                                                                                                    ------------
           (5)     2% of Original Pool Balance (total deliveries)                                      8,500,000
                                                                                                    ------------
           (6)     End of period Note Balance (before accel. principal shortfall calc)               403,805,571
                                                                                                    ------------
           (7)     Lesser of (5) or (6)                                                                8,500,000
                                                                                                    ------------
           (8)     Floor Amount Greater of (4) or (7)                                                  8,500,000
                                                                                                    ------------
           (9)     Aggregate Principal Balance                                                       410,592,699
                                                                                                    ------------
           (10)    End of period Note Balance (before accel. principal shortfall calc)               403,805,571
                                                                                                    ------------
           (11)    Line (9) less line (10)                                                             6,787,128
                                                                                                    ------------
           (12)    OC level (11)/(9)                                                                       1.65%
                                                                                                    ------------
           (13)    13% less OC level, if OC level is greater than 10%                                        n/a
                                                                                                    ------------
           (14)    If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                     Aggregate Principal Balance                                                             n/a
                                                                                                    ------------
           (15)    If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)       12,750,000
                                                                                                    ------------
           (16)    15% of end of period Aggregate Principal Balance if Trigger Date                          n/a
                                                                                                    ------------
           Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                    12,750,000
                                                                                                                    ------------
      F.   Withdrawals from Spread Account
           (1)     Priority Second through Third
                                                                                                    ------------
           (2)     Priority Fourth - Accelerated Payment Amount Shortfall           75,839,624
                                                                                    ----------
                     Accelerated Payment Amount Shortfall in Excess of Requisite Amount                   55,963
                                                                                                    ------------
           (3)     Priority Fifth through Sixth
                                                                                                    ------------
           (4)     Priority Seventh - to Servicer
                                                                                                    ------------
           Total withdrawals                                                                                              55,963
                                                                                                                    ------------
      G.   End of period Spread Account balance                                                                      $12,750,000
                                                                                                                    ------------

                                       3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
      A.   Beginning of period number of Receivables                                                                      28,813
                                                                                                                    ------------
      B.   Number of Subsequent Receivables Purchased                                                                      5,257
                                                                                                                    ------------
      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                                                        31
                                                                                                                    ------------
      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                    ------------
      E.   Number of Receivables paid off during period                                                                      170
                                                                                                                    ------------
      F.   End of period number of Receivables                                                                            33,869
                                                                                                                    ------------
                                                                                                                    ------------
XI.   STATISTICAL DATA:
      A.   Weighted Average APR of the Receivables                                                                        19.20%
                                                                                                                    ------------
      B.   Weighted Average Remaining Term of the Receivables                                                              53.16
                                                                                                                    ------------
      C.   Average Receivable Balance                                                                                    $12,123
                                                                                                                    ------------
      D.   Aggregate Realized Losses                                                                                    $847,947
                                                                                                                    ------------
By:
           ----------------------------------------
Name:      Preston A. Miller
           ----------------------------------------
Title:     Senior Vice President and Treasurer
           ----------------------------------------
Date:      May 1, 1998
           ----------------------------------------

                AmeriCredit Automobile Receivables Trust 1998-A
                       Class A-1 5.560% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 5.880% Asset Backed Notes
                               Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Begin   04/01/98
Monthly Period Endin   04/30/98

I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                  Class A-1         Class A-2         Class A-3         TOTAL
                                                                  ---------         ---------         ---------         -----
      A.   Preliminary End of period Note Balance                $75,749,608      $200,000,000      $128,000,000    $403,749,608
                                                                 ---------------------------------------------------------------
      B.   Deficiency Claim Amount                                         0                 0                 0               0
      C.   End of period Note Balance                            $75,749,608      $200,000,000      $128,000,000    $403,749,608
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------
      D.   Note Pool Factors                                      78.092379%       100.000000%       100.000000%      94.999908%
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------
II.   RECONCILIATION OF SPREAD ACCOUNT:
      A.   Preliminary End of period Spread Account balance                                                          $12,750,000
                                                                                                                    ------------
      B.   Priority First - Deficiency Claim Amount from preliminary certificate                                               0
                                                                                                                    ------------
      C.   End of period Spread Account balance                                                                      $12,750,000
                                                                                                                    ------------
X.    PERFORMANCE TESTS:
      A.   Delinquency Ratio
           (1)     Receivables with Scheduled Payment
                     delinquent more than 60 days
                     at end of period                                                                 $2,876,179
                                                                                                    ------------
           (2)     Purchased Receivables with Scheduled
                     Payment delinquent more than 60
                     days at end of period
                                                                                                    ------------
           (3)     Beginning of period Principal Balance                                             417,075,756
                                                                                                    ------------
           (4)     Delinquency Ratio (1)+(2) divided by (3)                                                                0.69%
                                                                                                                    ------------
           (5)     Previous Monthly Period Delinquency Ratio                                                               0.19%
                                                                                                                    ------------
           (6)     Second previous Monthly Period Delinquency Ratio                                                        0.00%
                                                                                                                    ------------
           (7)     Average Delinquency Ratio (4)+(5)+(6)
                     divided by 3                                                                                          0.29%
                                                                                                                    ------------
           (8)     Compliance (Delinquency Test Failure is a
                     Delinquency Ratio equal to or greater than 5.00%)                                                     yes
                                                                                                                    ------------

                                       1


      B.   Cumulative Default Rate

           (1)   Defaulted Receivables in Current Period                                              $1,865,980
                                                                                                    ------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                             2,856,342
                                                                                                    ------------
           (3)   Original Pool Balance                                                               424,999,989
                                                                                                    ------------
           (4)   Cumulative Default Rate (2) divided by (3)                                                                0.67%
                                                                                                                    ------------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 5.26%.)                                                         yes
                                                                                                                    ------------
      C.   Cumulative Net Loss Rate
           (1)   Receivables becoming Liquidated Receivables during period                              $338,016
                                                                                                    ------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end of period
                                                                                                    ------------
           (3)   Cram Down Losses occurring during period
                                                                                                    ------------
           (4)   Liquidation Proceeds collected during period                                           (108,960)
                                                                                                    ------------
           (5)   Net Losses during period (1)+(2)+(3)-(4)                                                229,056
                                                                                                    ------------
           (6)   Net Losses since Initial Cut-off Date (Beginning of Period)                             618,891
                                                                                                    ------------
           (7)   50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                                                    297,157
                                                                                                    ------------
           (8)   Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date  425,000,000
                                                                                                    ------------
           (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                   divided by (8)                                                                                          0.27%
                                                                                                                    ------------
           (10)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 3.01%.)                                                          yes
                                                                                                                    ------------
      D.   Extension Rate
           (1)   Principal Balance of Receivables extended during current period                         454,003
                                                                                                    ------------
           (2)   Beginning of Period Aggregate Principal Balance                                     417,075,756
                                                                                                    ------------
           (3)   Extension Rate (1) divided by (2)                                                                         0.11%
                                                                                                                    ------------
           (4)   Previous Monthly Extension Rate                                                                           0.03%
                                                                                                                    ------------
           (5)   Second previous Monthly Extension Rate                                                                    0.04%
                                                                                                                    ------------
           (6)   Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                            0.06%
                                                                                                                    ------------
           (7)   Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                            yes
                                                                                                                    ------------
XI.   DELINQUENCY:
           (1)   31-60 days                                                       #      1,022       $12,940,806           3.10%
                                                                                  ----------------------------------------------
           (2)   61-90 days                                                                203         2,629,578           0.63%
                                                                                  ----------------------------------------------
           (3)   over 90 days                                                               18           246,601           0.06%
                                                                                  ----------------------------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                          1,243       $15,816,985           3.79%
                                                                                  ----------------------------------------------
                                                                                  ----------------------------------------------
By:
           ----------------------------------------
Name:      Preston A. Miller
           ----------------------------------------
Title:     Senior Vice President and Treasurer
           ----------------------------------------
Date:      May 5, 1998
           ----------------------------------------

                                       2